SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2009

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

                                                                                                      Delaware                                        001-16533                                        63-1261433
                                                                                                         (State of Incorporation)              (Commission File No.)                       (IRS Employer I.D. No.)

                                                                                                    100 Brookwood Place, Birmingham, Alabama                                     35209
                                                                                                       (Address of Principal Executive Office)                                        (Zip code)

Registrant’s telephone number, including area code:     (205)  877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 7.01                           Regulation FD Disclosure

We are furnishing information which we will use in an investor presentations and numerous investor meetings beginning after the close of normal NYSE trading on March 9, 2009. These materials are Exhibit 99.1 to this Current Report on Form 8K. We expressly disclaim any obligation to update these materials and caution that they are only accurate on the date they are presented. The inclusion of any data or statements in this presentation does not signify that the information is considered material.

Item 9.01	Financial Statements and Exhibits

99.1	Presentation materials to be used an investor presentations and numerous investor meetings beginning after the close of normal NYSE trading on March 9, 2009.

We are furnishing the exhbit to this Form 8-K in accordance with item 7.01. The exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 10, 2009

PROASSURANCE CORPORATION
By:  /s/ Frank B. O’Neil
-----------------------------------------------------
Frank B. O’Neil
Senior Vice-President